SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)
Minnesota

(State or other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (320) 762-2000

Former Name or Former Address, if Changed Since Last Report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 26, 2006, the Registrant released preliminary information regarding financial results for the quarter ended March 31, 2006. A copy of this press release is attached as Exhibit 99.1 to this report.
The information provided under this Item 2.02 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 8.01. Other Events.
On April 26, 2006, the Registrant issued a notice of a certain proposed unregistered offering of its 8 1/4% Senior Secured Notes due 2012 pursuant to Rule 135c of the Securities Act of 1933. A copy of this press release is attached as Exhibit 99.2 to this report.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated April 26, 2006 containing preliminary first quarter financial results.

99.2	Press release dated April 26, 2006 containing notice of proposed offering.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION
/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer

Date: April 26, 2006